SECOND AMENDMENT TO LOAN AGREEMENT


                  THIS SECOND AMENDMENT TO LOAN AGREEMENT ("Second Amendment") is entered into as of April 26, 2000, by and between BLC COMMERCIAL CAPITAL CORP., a Florida corporation ("Borrower"), BLC FINANCIAL SERVICES, INC., a Delaware corporation ("Parent"), and TRANSAMERICA BUSINESS CREDIT CORPORATION, a Delaware corporation ("Lender"), with reference to the following facts:

                                    RECITALS

         A. Pursuant to the Loan Agreement dated as of May 7, 1998 executed by Borrower, Parent and Lender, as amended by the First Amendment to Loan Agreement dated as of September 14, 1998 (as from time to time in effect, the "Loan Agreement"), Lender agreed to make certain financial accommodations to or for the benefit of Borrower upon the terms and conditions set forth therein. Unless otherwise noted in this Second Amendment, (i) capitalized terms used herein shall have the meanings attributed to them in the Loan Agreement, (ii) references to Sections shall refer to Sections of the Loan Agreement or Schedules thereto, as applicable, and (iii) references to Schedules shall refer to Schedules to the Loan Agreement.

         B. Borrower has requested, and Lender has agreed, to amend certain provisions of the Loan Agreement, all on the terms and conditions set forth below.

             NOW, THEREFORE, in consideration of the continued performance by Borrower and Parent of their respective promises and obligations under the Loan Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Parent and Lender hereby agree as follows:

                                A G R E E M E N T

         1. Incorporation of Loan Agreement and Other Loan Documents. Except as expressly modified under this Second Amendment, all of the terms and conditions set forth in the Loan Agreement and the other Loan Documents are incorporated herein by this reference, and Borrower hereby acknowledges, confirms, and ratifies its obligations under the Loan Agreement and the other Loan Documents.

         2. Amendments to Loan Agreement. As of the date of this Second Amendment, the Loan Agreement is hereby amended in the following manner:

             2.1 Amendment to Definitions. The definition of "Termination Date" in Section 1.1 of the Loan Agreement is amended by deleting the existing text thereof in its entirety and substituting therefor the following amended and restated version thereof:

                  "Termination  Date" shall mean the earliest of: (a) August 26,
             2001 (unless a later date is agreed to in writing by Borrower, Parent and Lender); (b) the date that Borrower elects to terminate this Agreement and repays the Liabilities in full in accordance with the terms of Section 2.6; and (c) the date Lender elects to terminate Borrower's right to receive Revolving Loans in accordance with Section 7.2.


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             2.2 Amendment to Financial  Covenants.  Section 5.11(b) of the Loan
Agreement is amended by deleting the existing text thereof in its entirety and substituting therefor the following amended and restated version thereof:

                           (b)  EBITDA  Ratio.   Parent  shall  achieve,   on  a
                  consolidated basis, as measured as of the end of each of its fiscal quarters, a minimum ratio of EBITDA for the twelve-month period ending on the date of measurement to total, actual, interest expense for such twelve-month period, of not less than 1.1 to 1.0.

         3. Amendment Fee. Borrower agrees to pay to Lender a fully earned and non-refundable fee (the "Amendment Fee") in the amount of $31,250 in consideration of Lender's agreement to enter into this Second Amendment. The Amendment Fee shall be due and payable by Borrower to Lender on the date that this Second Amendment becomes effective pursuant to Section 4 of this Second Amendment.

          4. Conditions to Effectiveness. The amendments set forth in Section 2 of this Second Amendment are subject to satisfaction of each of the following conditions:

                            (1)      receipt by Lender of a copy of this  Second
                                     Amendment,   duly   executed  by  Borrower,
                                     Parent, and Lender;

                            (2)      receipt by Lender of the Amendment Fee; and

                            (3) the absence of any Defaults or Events of Default.

         5. Entire Agreement. This Second Amendment, together with the Loan Agreement and the other Loan Documents, is the entire agreement between the parties hereto with respect to the subject matter hereof. This Second Amendment supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof. Except as otherwise expressly modified herein, the Loan Documents shall remain in full force and effect.

         6. Representations and Warranties. Borrower hereby confirms that the representations and warranties contained in the Loan Agreement were true and correct in all material respects when made and, except to the extent (a) that a particular representation or warranty by its terms expressly applies only to an earlier date, or (b) Borrower has previously advised Lender in writing as contemplated under the Loan Agreement, are true and correct in all material respects as of the date hereof. The Loan Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof.




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         7.       Miscellaneous.


                  7.1 Counterparts. This Second Amendment may be executed in identical counterpart copies, each of which shall be an original, but all of which shall constitute one and the same agreement.

                  7.2 Headings. Section headings used herein are for convenience of reference only, are not part of this Second Amendment, and are not to be taken into consideration in interpreting this Second Amendment.

                  7.3 Recitals. The recitals set forth at the beginning of this Second Amendment are true and correct, and such recitals are incorporated into and are a part of this Second Amendment.

                  7.4 Governing Law. This Second Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

                  7.5 No Novation. Except as specifically set forth in Section 2 of this Second Amendment, the execution, delivery and effectiveness of this Second Amendment shall not (a) limit, impair, constitute a waiver of or otherwise affect any right, power or remedy by Lender under the Loan Agreement or any other Loan Document, (b) constitute a waiver of any provision in the Loan Agreement or in any of the other Loan Documents, or (c) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

                  7.6 Conflict of Terms. In the event of any inconsistency between the provisions of this Second Amendment and any provision of the Loan Agreement, the terms and provisions of this Second Amendment shall govern and control.


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                   IN  WITNESS  WHEREOF,  this  Second  Amendment  has been duly executed as of the date first written above.


                                    BORROWER:

                                     BLC COMMERCIAL CAPITAL CORP.,
                                     a Florida corporation


                                     By:      /s/ Jennifer Goldstein
                                              --------------------------------
                                              Jennifer Goldstein
                                              Chief Financial Officer


                                     PARENT:

                                     BLC FINANCIAL SERVICES, INC.,
                                     a Delaware corporation


                                     By:      /s/ Robert F. Tannenhauser
                                              --------------------------------
                                              Robert F. Tannenhauser
                                              President


                                     LENDER:

                                     TRANSAMERICA BUSINESS CREDIT CORPORATION, a Delaware corporation


                                     By:        /s/ Russell L. Bonder
                                              --------------------------------
                                              Russell L. Bonder
                                              Senior Account Executive



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